MET INVESTORS SERIES TRUST

SUPPLEMENT DATED AUGUST 29, 2014

TO THE

PROSPECTUS DATED APRIL 28, 2014

LORD ABBETT BOND DEBENTURE PORTFOLIO

Effective October 1, 2014, the following changes are made to the prospectus of Lord Abbett Bond Debenture Portfolio (the “Portfolio”), a series of Met Investors Series Trust.

In the Portfolio Summary, the subsection entitled “Portfolio Manager” of the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Managers. The Portfolio is currently managed by a team of investment professionals. Steven F. Rocco, Partner and Portfolio Manager, heads the team and has managed the Portfolio since 2014. Robert A. Lee, Partner and Director of Taxable Fixed Income, is a senior member of the team and has managed the Portfolio since 2014.

In the section entitled “Additional Information About Management,” the first paragraph in the subsection entitled “The Subadviser” is deleted and replaced in its entirety with the following:

Under the terms of the agreement between the Subadviser and MetLife Advisers, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by MetLife Advisers and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.

In the section entitled “Additional Information About Management,” the fifth paragraph in the subsection entitled “The Subadviser” is deleted and replaced in its entirety with the following:

The Portfolio is currently managed by a team of investment professionals. Steven F. Rocco, Partner and Portfolio Manager, heads the team and is primarily responsible for the day-to-day management of the Portfolio. Mr. Rocco joined Lord Abbett in 2004 and has been a member of the team since 2014. Robert A. Lee, Partner and Director of Taxable Fixed Income, is a senior member of the team. Mr. Lee joined Lord Abbett in 1997 and has been a member of the team since 2014.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

PROSPECTUS FOR FUTURE REFERENCE

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